THIS AGREEMENT, Entered into this 1ST day of May, 2001 between JOHN KEELER REAL ESTATEHOLDINGS, INC. Hereinafter called the Lessor, party of the first part, and JOHN KEELER & CO., INC., and of the County of Miami Dade and State of Florida hereinafter called the Lessee or Tenant, party of the second part:

WITNESSETH, That the said Lessor does this day lease undo said Lessee, and said Lessee does hereby hire and take as tenant under said Lessor 3000 N.W. 109th Ave., situated at Beacon Industrial Park in Miami, Florida suite # 205 to be used and occupied by the Lessee as office space, for the term of Twenty (20) year(s), subject and conditioned on the provisions of clause tenth of this lease.

Lessee shall pay to lessor the following:A. July 1, 2001 through June 30, 2021; US$3,795,000.00 annually, payable in twelve (240) monthly installments of US$15,812.50 plus $1,106.88 sales tax and any other charges pursuant to this lease.

DOWN PAYMENT: - July 1st , 2001 US$ 15,812.50

-Security Deposit US$ 10,000.00

TOTAL US$ 25,812.50

All payments to be made to the Lessor on the first (1) day of each and every month in advance without demand at the office of JOHN KEELER REAL ESTATE HOLDINGS, INC. in the city of Miami, Florida or at such other place and to such other person, as the Lessor may from time to time designate in writing.

The following express stipulations and conditions are made a part of this lease and are hereby assented to be the Lessee:

FIRST: The Lessee shall not assign this lease, nor sub-let the premises, or any part thereof nor use the same, or any part thereof, nor permit the same, or any part thereof, to be used for any other purpose than as above stipulated, nor make any alterations therein, and additions thereto, without the written consent of the Lessor, and all additions, fixtures or improvements which may be made Lessee, except movable office furniture, shall become the property of the Lessor and remain upon the premises as a part thereof, and be surrendered with the premises at the termination of this lease.

SECOND: All personal property placed or moved in the premises above described shall be at the risk of the Lessee or owner thereof, and Lessor shall not be liable for any damage to said personal property, or to the Lessee arising from the bursting of leaking of water pipes, or from any act of negligence of any co-tenant or occupants of the building or any other person whomsoever.

THIRD: That the tenant(s) shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and City Government and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention and abatement of nuisances or other grievances, in upon, or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the Southeastern Underwriters Association for the prevention of fires, at his own cost and expense.

FOURTH: In the event the premises shall be destroyed or so damage or injured by fire or other casualty during the life of this agreement, whereby the same shall be rendered unatenantable, then the Lessor shall have the right to render said premises tenantable, by repairs within ninety days therefrom. If said premises are not rendered tenantable within said time, it shall be optional with either party hereto to cancel this lease, and in the event of such cancellation the rent shall be paid only to the date of such fire or casualty. The cancellation herein mentioned shall be evidence in writing.

FIFTH: The prompt payment of the rent for said premises upon the dates named, and the faithful observance of the rules and regulations printed upon this lease, and which are hereby made a part of this covenant, and of such other and further rules or regulations as made by the Lessor, are the conditions upon which the lease is made and accepted and may failure on the part of the Lessee to comply with the terms of said lease, or any of said lease, or any of said rules and regulations now in existence, or which may be hereafter prescribed by the Lessor, shall at the option of the Lessor, work a forfeiture of this contract, and all of the rights of the Lessee thereunder, and thereupon the Lessor, his agents or attorneys, shall have the right to enter said premises, and remove all persons therefrom forcibly or otherwise, and the Lessee thereby expressly waives any and all notice required bylaw to terminate tenancy, and also waives any and all legal proceedings to recover possession at said premises, and expressly agrees that in the event of a violation of any of the terms of this lease, or of said rules and regulations now in existence, or which may hereafter be made, said Lessor, his agent or attorneys, any immediately re-enter said premises and dispossess Lessee without legal notice or the institution of any legal proceedings whatsoever.

The Lessee also waived the right to have a trail by jury.

SIXTH: If the Lessee shall abandon or vacate said premises before the end of the term of this lease, or shall sufferthe rent to be in arrears, the Lessor may, at this option, forthwith cancel this lease or he may enter said premises as the agent of the Lessee, by force or otherwise, without being liable in any way therefor, and relate the premises with or without any furniture that may be therein, as the agent the Lessee, at such price and upon such terms and for such duration of time as the lessor may determine, and receive the rent therefor, applying the same to the payment of the rent due by those presents, and if the full rental herein provided shall not be realized by the lessor over and above the expenses to Lessor in such re-letting, the said Lessee shall pay any deficiency, and if more than the full rental is realized Lessor will pay over to said Lessee the excess of demand. The Lessee give up the proprietary rights on any personal and/or Company property if Lessee abandon property for morethan 15 calendar Days from the 1st day of the month, which rent is due and not pay as a whole or in part by the 5th calendar day of such said month.

SEVENTH: Lessee agrees to pay the cost of collection and (20%) twenty percent attorney’s fee on any part of said rental that may be collected by suit or by attorney, after the same is past due.

EIGHTH: The Lessee agrees that he will pay all charges for rent, electricity, and should said charges for rent, herein provided for at any time remain due and unpaid for the space of five days after the same shall have become due, the Lessor may at its option consider the said Lessee tenant at sufferance and immediately re-enter upon said premises and the entire rent for the rental period then next ensuing shall at once be due and payable and may forthwith be collected by distress or otherwise.

NINTH: It is hereby agreed and understood between Lessor and Lessee that in the event the Lessor decides to remodel, alter or demolish all or any part of the premises leased hereunder, or in the event of the sale or long term lease of all or any part of the building; requiring this space, the Lessee hereby agrees to vacate same upon receipt of sixty (60) days’ written notice and the return of any advance rental paid on account of this lease.

TENTH: The Lessor, or any of his agents, shall have the right to enter said premises during all reasonable hours, to examine the same to make such repairs, additions or alterations as may be deemed necessary for the safety, comfort, or preservation thereof, or of said building, or to exhibit said premises, sand to put or keep upon the doors or windows thereof a notice “FOR RENT” at any time within thirty (30) days before the expiration of this lease. The right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alternation, or additions, which do not conform to this agreement, or to the rules and regulations of the building.

ELEVENTH: Lessee hereby accepts the premises in the condition they are in at the beginning of this lease and agrees to maintain said premises in the same condition, order and repair as they are at the commencement of said term, excepting only reasonable wear and tear arising from the use therefore under this agreement, and to make good to said Lessor immediately upon demand, any damage to water apparatus, or electric lights or any fixtures, appliances or appurtenances of said premises, or of the building, caused by any act or neglect of Lessee, or of any person or persons in the employ or under the control of the Lessee.

TWELFTH: It is expressly agreed and understood by and between the parties to this agreement, that the landlord shall not be liable for any damage or injury by water, which may be sustained by the said tenant or other person or for any damage or injury resulting from the carelessness, negligence, or improper conduct of the part of any other tenant or agents, or employees, or by reason of the breakage, leakage, or obstruction of the water, sewer or soil pipes, or other leakage in or about the said building.

THIRTEENTH: If the Lessee shall become insolvent or if bankruptcy proceedings shall begun by or against the Lessee, before the end of said term the Lessor is hereby irrevocably authorized at its option, to forthwith cancel this lease, as for a default. Lessor may elect to accept rent from such receiver trustee, or other judicial officer during the term of their occupancy in their fiduciary capacity without affecting Lessor’s rights as contained in this contract, but no receiver, trustee or other judicial officer shall ever have any right, title or interest in or to the above described property by virtue of this contract.

FOURTEENTH: This contract shall bind the Lessor and its assigns or successors, and the heirs, assigns, administrators, legal representatives, executors or successors as the case may be, of the Lessee.

FIFTEENTH: It is understood and agreed between the parties hereto that time is of the essence of this contract and this applies to all terms and conditions contained herein.

SIXTEENTH: It is understood and agreed between the parties hereto that written notice mailed or delivered to the premises leased hereunder shall constitute sufficient notice to the Lessee and written notice to the Lessee and written notice mailed or delivered to the office of the Lessor shall constitute notice to the Lessor, to comply with the terms of this contract.

SEVENTEENTH: The rights of the Lessor under the foregoing shall be cumulative, and failure on the part of the Lessor to exercise promptly any rights given hereunder shall not operate to forfeit any of the said rights.

EIGHTEENTH: It is further understood and agreed that any signs or advertising to be used, including awnings, in connection with the premises leased hereunder shall be first submitted to the Lessor for approval before installation of same.

NINETEENTH: Rent is due the first day of the month and shall be paid on time. Rent received after the 5th day of the month will be considered late, and is subject to a 5% penalty and after the 10th of the month is subject to a 10% penalty. After the 15th of the month, Lease agreement will be cancel and the Lessor has the right to execute the Lessee’s security deposit as a whole.

TWENTIETH: Lessee agrees to comply with all laws and/or ordinance of the City or County, covering the type of business licensed for this location in Florida.

TWENTY-FIRST: Tenant agrees to carry no less than $100,000/$300,000 dollars liability insurance naming landlord as additional insured. Proof of such coverage shall be sent to Landlord within 15 days of tenant’s occupancy of the demised premises. It is further understood and agreed that in case of existence of any glass, door window or store front, the Lessee shall secure plate glass insurance coverage and shall the Lessor with the copy of such coverage. In the event that Tenants fails to carry such said insurance, The Landlord Have the right to add 25 % premium to the existing lease rate commencing from the 1st day of this agreement and compounded month, including said security deposit.

TWENTY-SECOND: Tax Increase. In the event that there is any increase during any parts of the term of this lease in the City or County, Real Estate Taxes over and above the amount of such taxes assessed for the year 2001, whether because increased rate or valuation, Lessee shall pay to the Lessor equitable percentage of the Tax Increase valued for square footage that the premises occupied bear (approximately 301.32 Sq. Ft.) and the common areas (approximately Sq. 301.32 Ft.). This shall be paid within 30 days of written notification from Lessor.

TWENTY-THIRD: The rent shall not be adjusted on the anniversary month of this lease.

TWENTY-FOURTH: Option to Renew. Lessee hereby has an option to renew this lease, provided Lessee is not in default under any of the provisions and conditions of this lease, for an additional -ONE- terms by given written Certified Return Receipt Mail notice of this intention to do so and not less than three (3) months before the end of the current term of the lease. Terms and conditions shall be the same as the original term with the exception of the rent for the additional two terms, which shall be established as stipulated in clause #25 of this contract.

TWENTY-FIFTH: Tenant shall not erect or install any exterior or interior window or door signs or advertising media or window or door lettering or placards or any exterior lighting or plumbing fixtures, shades or awnings, or any exterior decoration or painting, or build any fences or make any changes to The store or warehouse front and shall not use any advertising media that shall be deemed objectionable to Landlord or other tenants, such as loudspeakers, phonographs or radio broadcasts in manner to be heard premises, without the previous written consent of Landlord.

TWENTY-SIXTH: Rules and Regulations. The Tenant agrees as follows: (a) The delivery, shipping, loading and unloading of merchandise, supplies and fixtures to and from the leased premises shall be subject to such rules and regulations as in the judgment of the landlord are necessary for the proper operation of the leased premises.

(b) No aerial shall be erected on the roof or exterior walls of the premises, or on the grounds, without in each instance, the written consent of the Landlord. Any aerial so installed without such written consent shall be subject to removal without notice at any time.

(c) The outside areas immediately adjoining the premises shall be kept clean and free from dirt and rubbish by the tenants to the satisfaction of the landlord, and tenant shall not place or permit any obstructions, disable vehicles, equipment or merchandise in such areas. No car repair shall be performed on parking area or inside premises at any time.

(d) The plumbing facilities shall not be used for any other purposes than that for which they are constructed, and no foreign substance of any kind shall be thorough therein, and the expenses of any breakage, stoppage, or damage resulting from violation of this provision shall be borne by tenant, who shall, or whose employees agents or invitee shall have caused it.

(e) No roof or wall penetrations of any kind will permitted without the written consent of landlord.

(f) The only sign tenant is permitted to display, is a ten (10) inches by (3) three Inches sign, on recess part of front door parapet, stating the Company name and any other information tenant wishes to express, following the specific design the landlord chooses in order to maintain uniformity through out the building. A Company selected by the landlord and paid in full and in advance prior to installation by tenant shall install such sign.

(g) All premises are NON SMOKING areas.

Landlord reserves the right from time to time to amend or supplement the foregoing rules and regulations, and to adopt and promulgate additional rules and regulations applicable to the leased premises. Notice of such rules and regulations, and to adopt and promulgate additional rules and regulations applicable to the leased premises. Notice of such rules and regulations and amendments and supplements thereto, if any, shall be given to the tenant.

The following are not permitted use of the warehouse at any given time and will constitute a breach of contract:

Body Shop or any repair engine of any kind inside or outside the areas.

Storage of any chemicals or any other contaminants of pollutants.

Storage of any illegal drugs for intent to distribute or personal use.

IN WITNESS WHEREOF, The parties hereto have hereunto executed this instrument for the purpose herein expressed, the day and year above written.

Signed, sealed and delivered in the presence of:

_________________________________________________________

WITNESS JOHN KEELER & CO., INC.

Driver License #: _____________________________.

______________________________________________________________________

WITNESS JOHN KEELER REAL ESTATE HOLDINGS,INC.

PROPERTY MANAGER

Driver License #: _______________________________.